EXHIBIT 13.2
Certification by the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Annual Report of China Nepstar Chain Drugstore Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Weiwen Chen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 29, 2008

By:	/s/ Andrew Weiwen Chen
Name:	Andrew Weiwen Chen
Title:	Chief Financial Officer